UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35471	27-4867100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3333 8th Street SE, 3rd Floor, Calgary Alberta, T2G 3A4

(Address of Principal Executive Offices) (Zip Code)

(403) 776-1950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note

This Current Report on From 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by SAExploration Holdings, Inc., formerly known as Trio Merger Corp. (the “Registrant”), with the Securities and Exchange Commission on June 28, 2013 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to amend and restate the disclosure in Item 4.01 of the Original Filing regarding the change in the Registrant’s independent registered public accounting firm to specify the dates of the interim period following the fiscal year ended December 31, 2012, to the date of such change. No other changes are being made to the Original Filing.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Marcum, LLP (“Marcum”) served as the Registrant’s independent registered public accounting firm from February 2, 2011 (inception) through the Closing. In connection with the Closing, Marcum was dismissed and Grant Thornton LLP (“Grant Thornton”), SAE’s independent registered public accounting firm, became the Registrant’s independent registered public accounting firm. The decision to change independent registered accounting firms was made by the audit committee of the Registrant’s board of directors effective as of June 24, 2013, because the historical financial statements of SAE became the historical financial statements of the Registrant after the Closing.

Marcum’s reports on the Registrant’s financial statements for the year ended December 31, 2012 and the period from February 2, 2011 (inception) through December 31, 2011, did contain an explanatory paragraph relating to substantial doubt about the ability of the Registrant and its subsidiary to continue as a going concern; as described in Note 1 to the Registrant’s consolidated financial statements included in its Annual Report on Form 10-K filed on March 4, 2013 and April 12, 2012. That disclosed, Marcum’s reports on the Registrant’s financial statements for the year ended December 31, 2012 and the period from February 2, 2011 (inception) through December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor were such reports otherwise qualified or modified as to audit scope or accounting principles. During the period from February 2, 2011 (inception) through December 31, 2012 and the subsequent interim period preceding Marcum’s dismissal (from January 1, 2013 to June 24, 2013), there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period from February 2, 2011 (inception) through December 31, 2012 and the subsequent interim period preceding Marcum’s dismissal (from January 1, 2013 to June 24, 2013).

During the period from February 2, 2011 (the Registrant’s inception) through December 31, 2012 and the subsequent interim period preceding the engagement of Grant Thornton (from January 1, 2013 to June 24, 2013), the Registrant did not consult Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Form 8-K. The Company requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated July 8, 2013, from Marcum, LLP to the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2013

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Brent Whiteley
Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated July 8, 2013, from Marcum, LLP to the Registrant.